EXHIBIT 10.20

                              EMPLOYMENT AGREEMENT

         This Employment Agreement (the "Agreement"), dated as of May 20, 2005
                                         ---------
(the "Effective Date"), is by and between Comtex News Network, Inc., a Delaware
      --------------
corporation (the "Company"), and E.W. "Chip" Brian, III (the "Employee").
                  -------                                     --------

                                    RECITALS

         A. The Company desires to employ the Employee in the position of President and Chief Operating Officer for the Company and its affiliates.

         B. The Employee desires to accept employment on the terms herein set forth.

         NOW, THEREFORE, in consideration of the premises and of the covenants herein contained, the parties hereto agree as follows:

1.   Employment.  The  Company  hereby  agrees to employ the  Employee,  and the
     ----------
     Employee hereby accepts such employment by the Company, upon the terms and conditions set forth in this Agreement. The Employee acknowledges that his employment may be terminated by the Company for any reason, with or without Cause.

2.   Term. The term of this Agreement will be the two-year period commencing May
     ----
     20, 2005 and ending on May 19, 2007 (the "Term"), unless terminated earlier
                                               ----
     pursuant to Section 7. The Term may also be extended by the written agreement of the parties.

3.   Position and Duties of the Employee.
     -----------------------------------

     (a) The Employee will serve as the President and Chief Operating Officer of the Company, and agrees to serve as an officer and/or an employee of such other affiliates of the Company as may be requested from time to time by the Board of Directors of the Company (the "Board"), any
                                                                   -----
          committee or person delegated by the Board or the Chairman and Chief Executive Officer of the Company. In such capacity, the Employee will report directly to the Chairman and Chief Executive Officer of the Company. The Employee will perform such duties commensurate with the Employee's title and position or as may be assigned to the Employee from time to time by the Chairman and Chief Executive Officer.

     (b) During the Term, the Employee will, except as may from time to time be otherwise agreed in writing by the Company and during reasonable vacations as set forth in Section 6 hereof and authorized leave, devote his best efforts, full attention and energies during his normal working time to the business of the Company, any duties customary for the Employee's position and title and such other related duties and responsibilities as may from time to time be reasonably prescribed by the Board, any committee or person delegated by the Board or the Chairman and Chief Executive Officer, in each case, within the framework of the Company's policies and objectives.

4.   Compensation.
     ------------

     (a)  Annual  Base  Salary.  During the Term,  the  Company  will pay to the
          ------------------
          Employee an annual base salary of $160,000 (the "Annual Base Salary"),
                                                           ------------------
          payable at the times and in the manner consistent with the customary payroll practices of the Company, with merit increases as may be determined by the Company in its sole and absolute discretion.

     (b)  Annual  Bonus.  As may be  determined  by the  Company in its sole and
          ------------
          absolute discretion, during the Term the Employee will be eligible for an annual bonus equal to the sum of an amount not to exceed 25% of the Annual Base Salary.

     (c)  Benefits.   During  the  Term,   the  Employee  will  be  eligible  to
          --------
          participate in any employee benefit plans sponsored by the Company for the benefit of its employees (the "Employee Plans"), upon the same
                                               ---------------
          terms and conditions as other employees of the Company. The Employee acknowledges that the Company may change its benefit programs from time to time, which may result in certain benefit programs being amended or terminated.

     (d)  Stock  Options.  Within 30 calendar  days of the Effective  Date,  the
          --------------
          Company will award the Employee an option to acquire 250,000 shares of common stock, par value $0.01 ("Common Stock"), of the Company under
                                          -------------
          the terms and conditions of the Comtex News Network, Inc. 1995 Stock Option Plan, as amended and restated, effective as of January 1, 2003 (the "Stock Option Plan"); provided, that, such option will (i) be for
                -----------------    --------  ----
          an exercise price per share of Common Stock equal to the average of the closing bid and ask for the ten (10) days prior to the date of the contract, and (ii) vest in equal quarterly installments over the Term, the first vesting occurring on July 1, 2005.

5.   Reimbursement  of Expenses.  The Company will pay or reimburse the Employee
     --------------------------
     for reasonable and necessary business expenses incurred by the Employee in connection with his duties on behalf of the Company in accordance with the policies and directives of the Company, including lodging expenses in Alexandria, Virginia and the travel expenses associated with the Employee's delivery of the services contemplated by this Agreement, following submission by the Employee of reimbursement expense forms in a form consistent with such expense policies.

6.   Vacations. The Employee will be entitled to four weeks of vacation per year
     ---------
     and subject to the terms and conditions of the Company's vacation policy. Unused vacation for any year during the Term may be accumulated for use in subsequent years. The duration of such vacations and the time or times they will be taken will be determined by the Employee in consultation with the Company.

7.   Termination.
     -----------

     (a)  Events of  Termination.  Notwithstanding  any other  provision of this
          ----------------------
          Agreement to the contrary, this Agreement and the Employee's employment under the terms of this Agreement will terminate immediately and without notice upon the first of the following events to occur:

          (i)  the Employee's death;

          (ii) a Disability (as defined in Section 7(c) below) of the Employee lasting six months or more; provided, that such Disability is not
                                           --------  ----
               due to an injury incurred by the Employee in the line of duty while performing company business hereunder;

          (iii) termination for Cause (as defined in Section 7(d) below) by the Company;

          (iv) the end of the Term;

          (v)  termination without Cause by the Company;

          (vi) termination for Good Reason (as defined in Section 7(e) below) by the Employee.

     (b)  Compensation Upon Termination.
          -----------------------------

          (i)  If,  prior  to  the   expiration  of  the  Term,  the  Employee's
               employment is terminated by the Company due to an event of termination pursuant to Section 7(a)(i)-(iv) above, the Employee will not be eligible to receive his Annual Base Salary or to participate in any Employee Plans or bonus plans with respect to future periods after the date of such termination or resignation except for the right to receive accrued but unpaid Annual Base Salary and vested benefits under any Employee Plan, including any unused vacation time earned, in accordance with the terms of such Employee Plan.

          (ii) If, prior to the expiration of the Term, the Employee's employment is terminated pursuant to Section 7(a)(v) or 7(a)(vi), conditioned upon the Employee delivering to the Company a release in a form reasonably satisfactory to the Company with all periods for revocation expired, notwithstanding any provision in the terms of any Employee Plans or agreements to the contrary, (A) the Company will pay the Employee in lump sum within 30 calendar days following the termination of the Employee's employment his Annual Base Salary then in effect for the greater of (x) 12 months or (y) the remainder of the Term (the "Severance Period"),
                                                             ----------------
               (B) all stock options granted to Employee under the Stock Option Plan will vest and become exercisable in full as of the date of such termination, and (C) Employee will be entitled to participate in the Employee Plans at Employee's expense for a period not to exceed 18 months following the date of such termination at the same cost, terms and conditions available to other employees of the Company.

     (c)  Disability. For purposes of this Agreement, "Disability" will mean:
          ----------                                   ----------

          (i) the Employee's incapacity due to accident or physical or mental illness to substantially perform his duties and the essential functions of his position that the Employee was performing for the Company before the accident or illness, with or without reasonable accommodation, on a full-time basis for at least six months in any 12-month period as determined by the Company in its reasonable discretion, and within 30 days after a notice of termination is thereafter given by the Company, the Employee will not have returned to the full-time performance of the Employee's duties; or

          (ii) the Employee becomes eligible to receive benefits under the Company's long-term disability plan; provided, however, if the
                                                      --------   -------
               Employee will not agree with a determination to terminate his employment because of Disability, the question of the Employee's disability will be subject to the certification of a qualified medical doctor agreed to by the Company and the Employee.

     (d)  Cause. For purposes of this Agreement, "Cause" will mean:
          -----                                   -----

          (i) any act or omission constituting a material breach by the Employee of any provisions of this Agreement or the substantial failure by the Employee to perform his duties hereunder (other than any such failure resulting from the Employee's Disability);

          (ii) any act or misconduct materially injurious to the Company or any affiliate, financial or otherwise, or the misappropriation, fraud, embezzlement or conversion by the Employee of the Company's or any of its affiliate's property in connection with the Employee's duties or in the course of the Employee's employment with the Company; or

          (iii) the conviction or plea of no contest of the Employee for any felony or the indictment of the Employee for any felony involving fraud, moral turpitude, embezzlement or theft in connection with the Employee's duties or in the course of the Employee's employment with the Company.

     (e)  Good Reason. For purposes of this Agreement, "Good Reason" will mean:
          -----------                                   -----------

          (i) the Company's requirement that the Employee be based or perform his duties anywhere other than (A) at Employee's current employment location on the date of this Agreement or (B) if Employee's current employment location is moved after the date of this Agreement, at a new location that is no more than 20 miles from such prior location;

          (ii) the failure of the Company to comply with any material provision of this Agreement, and the Company has not cured such failure within 30 calendar days after notice of such noncompliance has been given by the

               Employee to the Company, or if such failure is not capable of being cured in such time, a cure shall not have been diligently initiated by the Company within such 30 calendar day period and the Company shall not have cured such failure within 60 calendar days; or

         (iii) a material adverse change or reduction in the nature or scope of the authorities, powers, functions, responsibilities or duties attached to the position with the Company which the Employee held on the Effective Date.

     (f)  Change  of  Control.  In the  event  that  the  Employee's  employment
          -------------------
          hereunder is terminated for any reason other than by the Company for Cause or voluntarily by Employee without Good Reason during the one-year period subsequent to a Change of Control, (A) the Company will pay the Employee his Annual Base Salary then in effect for the greater of (x) 12 months or (y) the Severance Period, (B) all stock options granted to Employee under the Stock Option Plan will vest and become exercisable in accordance with the Stock Option Plan, and (C) Employee will be entitled to participate in the Employee Plans at Employee's expense for a period not to exceed one year following the date of such termination at the same cost, terms and conditions available to other employees of the Company. For purposes of this Agreement, "Change of Control" means if:
                      -----------------

          (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange
                                                                        --------
               Act")),  who is not on the date hereof a  "beneficial  owner" (as
               ---
               defined in Rule 13d-3 under the Exchange Act) of at least 10% of the voting capital stock of the Company becomes the beneficial owner (as so defined), directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company's then outstanding voting securities;

          (ii) the Company consummates a merger or consolidation with or into another company, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 51% of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

          (iii) the sale or disposition by the Company of all or substantially all of the Company's assets, in one or a series of transactions, to persons other than persons who on the date hereof were beneficial owners of 10% or more of the Company's then outstanding voting securities.

     (g)  No  Mitigation  Obligation.  The  Employee  will  not be  required  to
          --------------------------
          mitigate the amount of any payment made pursuant to Section 7 of this Agreement by seeking other employment or otherwise.

8.   Non-Competition.  In  consideration  of  the  Company  entering  into  this
     ---------------
     Agreement, for a period commencing on the Effective Date until one year after termination of employment (the "Non-Compete Period"), the Employee
                                            -------------------
     covenants and agrees that the Employee will not, directly or indirectly, individually or on behalf of any other person, group or entity do or suffer any of the following: engage or be interested in (whether as owner, stockholder, investor, partner, lender, consultant, employee, agent, director or otherwise) (a) any business, activity or enterprise which is then competing with or planning to compete with the business of any division or operation of the Company, any of its subsidiaries or any affiliate of the Company or its subsidiaries (collectively the "Company
                                                                         -------
     Group")  or (b) any  activity  in which the  Employee  participated  or had
     -----
     responsibility during the term of the Employee's employment with the Company Group within the United States or any foreign jurisdiction in which the Company conducts its business, (the "Territory"); provided, however,
                                               ---------     --------   -------
     that the Employee's ownership of less than 1% of any class of stock in a publicly traded corporation will not be deemed a breach of this Agreement.

9.   Non-Solicitation  and  Non-Employment.  In  consideration  of  the  Company
     -------------------------------------
     entering into this Agreement, the Employee covenants and agrees that the Employee will not, without the prior written consent of the Company, directly or indirectly, individually or on behalf of any other person or entity do or suffer any of the following for a period commencing on the Effective Date until the expiration of the Severance Period or until one year after termination of employment, whichever is greater (the "Non-Solicitation Period"): (a) hire or employ or assist in hiring or
      ------------------------
     employing any person who is or had been an employee, representative or agent of any member of the Company Group at any time during the 6-month period prior to termination of the Employee's employment or solicit, aid, induce or attempt to solicit, aid, induce or persuade, directly or indirectly, such person to leave his or her employment with any member of the Company Group to terminate such relationship and/or to accept employment with any other person or entity; or (b) solicit any client of the Company Group, or any person or entity whose business the Company Group had solicited during the 6-month period prior to termination of the Employee's employment, within the Territory for purposes of business which is competitive to the Company Group.

10.  Disclosure of Information. The Employee acknowledges and agrees that due to
     -------------------------
     the Employee's unique and special contributions to the Company Group in the Employee's position, the Employee is and will continue to be privy to and ultimately responsible for every type of information generated by the Company Group (whether reduced to writing or in a form from which information can be derived into reasonably usable form), maintained in the Employee's memory or created by the Company, which derives independent economic value from not being readily known by proper means by others who can obtain economic value from the disclosure or use of such information, of a proprietary, secret or confidential nature concerning the Company's business, relationships or financial affairs (collectively, "Confidential
                                                                    ------------
     Information")  so that the
     -----------

     Employee's employment in any capacity for a competing business will create an unreasonable and real risk of disclosure, inevitable or otherwise, of all Confidential Information. During the Employee's employment and on a permanent basis following termination of the Employee's employment, the Employee covenants and agrees to keep in strict confidence and not disclose in any manner, without written approval of the Company, any Confidential Information to any person, group or entity other than appropriate employees of the Company or use such information for any purposes other than in connection with the performance of the Employee's duties, either during or after the Employee's employment with the Company.

11.  Representations.
     ---------------

     (a) The Employee hereby represents that he is not subject to any restriction of any nature whatsoever on his ability to enter into this Agreement or to perform his duties and responsibilities hereunder, including, but not limited to, any covenant not to compete with any former employer, any covenant not to disclose or use any non-public information acquired during the course of any former employment or any covenant not to solicit any customer of any former employer.

     (b) The Employee hereby represents that, except as he has disclosed in writing to the Company, he is not bound by the terms of any agreement with any previous employer or other party to refrain from using or disclosing any trade secret or confidential or proprietary information in the course of the Employee's employment with the Company or to refrain from competing, directly or indirectly, with the business of such previous employer or any other party.

     (c) The Employee hereby represents that, to the best of his knowledge, his performance of all the terms of this Agreement and as an employee of the Company does not and will not breach any agreement with another party, including without limitation any agreement to keep in confidence proprietary information, knowledge or data the Employee acquired in confidence or in trust prior to his employment with the Company, and that he will not knowingly disclose to the Company or induce the Company to use any confidential or proprietary information or material belonging to any previous employer or others.

12.  Assignment.  The  services  to be  rendered  by  the  Employee  under  this
     ----------
     Agreement are unique and personal, and the Employee may not assign any of his rights or delegate any of his duties under this Agreement. Except as provided in the immediately preceding sentence, this Agreement will benefit the Employee and his heirs and personal representatives.

13.  Validity/Severability.   If  any   provision  of  this   Agreement  or  the
     ---------------------
     application of any provision hereof to any person or circumstances is held invalid, unenforceable or otherwise illegal, the remainder of this Agreement and the application of such provision to any other person or circumstances will not be affected, and the provision so held to be invalid, unenforceable or otherwise illegal will be reformed to the extent (and only to the extent) necessary to make it enforceable, valid or legal. To the extent any provision is held to be invalid, unenforceable or otherwise illegal and cannot be reformed, such provision is to be stricken herefrom and the remainder of this Agreement will be binding on the parties and their successors and assigns as if such invalid or illegal provisions were never included in this Agreement from the first instance.

14.  Arbitration.
     -----------

     (a) Any dispute, claim or controversy arising out of or relating to this Agreement, including without limitation any dispute, claim or controversy concerning validity, enforceability, breach or termination hereof, will be finally settled through arbitration by a single arbitrator selected under the rules of the American Arbitration Association for arbitration of employment disputes conducted in Virginia. Each party will be entitled to present evidence and argument to the arbitrator. The arbitrator will have the right only to interpret and apply the provisions of this Agreement and may not change any of its provisions, except as expressly provided in Section
          13. The arbitrator will permit reasonable pre-hearing discovery of facts, to the extent necessary to establish a claim or a defense to a claim, subject to supervision by the arbitrator. The determination of the arbitrator will be conclusive and binding upon the parties and judgment upon the same may be entered in any court having jurisdiction thereof. The expenses of arbitration will be borne equally by the Company and the Employee

     (b) Notwithstanding Section 14(a), the Company will not be required to seek or participate in arbitration regarding any actual or threatened breach of the Employee's covenants in Sections 8, 9 and 10, but may pursue its remedies, including injunctive relief, for such breach in a court of competent jurisdiction in Virginia, or in the sole discretion of the Company, in a court of competent jurisdiction where the Employee has committed or is threatening to commit a breach of the Employee's covenants in Sections 8, 9 and 10, and no arbitrator may make any ruling inconsistent with the findings or rulings of such court.

15.  Nondisparagement. While employed by the Company and for the duration of the
     ----------------
     Severance Period, the Employee agrees that the Employee will not, directly or indirectly, make or cause to be made any statement or criticism which is adverse to the interests of the Company Group or its clients; nor will the Employee take any action that may reasonably cause the Company Group or its clients significant embarrassment, humiliation, or otherwise cause or contribute to the Company Group or their clients being held in disrepute by the public or the Company Group's clients, customers, or employees, except as required by law; provided, however, that nothing herein will be interpreted to preclude the Employee's honest and good faith reporting to the Company, its counsel, or appropriate legal enforcement authorities.

16.  Survival.  The Employee and the Company agree that for the Severance Period
     --------
     the Employee's covenants set forth in Sections 8, 9 and 10 will survive any termination or expiration of this Agreement.

17.  Notice.  Any notice  required or  permitted to be given  hereunder  will be
     ------
     deemed sufficiently given if sent by registered or certified mail, postage prepaid, addressed to the addressee at the Employee's or the Company's address last provided to the sender in writing by the addressee for purposes of receiving notices hereunder or, unless or until such address will be so furnished, to the address indicated opposite the Employee's or the Company's signature to this Agreement. Each party may also provide notice by sending the other party a facsimile at a number provided by such other party.

18.  Governing Law. The validity,  interpretation,  construction and performance
     -------------
     of this Agreement will be governed by and construed in accordance with the substantive laws of Virginia, without giving effect to the principles of conflict of laws of such State.

19.  Amendment; Waiver. This Agreement may not be modified, amended or waived in
     -----------------
     any manner except by an instrument in writing, specifically referring to this Agreement and signed by both parties hereto. No waiver by either party hereto at any time of any breach by the other party hereto or compliance with any condition or provision of this Agreement to be performed by such other party will be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time.

20.  Counterparts.  This Agreement may be executed in two or more  counterparts,
     ------------
     each of which will be deemed an original but all of which together will constitute one and the same Agreement.

21.  Entire Contract.  This Agreement  constitutes the entire  understanding and
     ---------------
     agreement between the Company and the Employee with regard to all matters herein and supersedes any prior agreements, including any employment agreements and discussions between the parties. There are no other agreements, conditions or representations, oral or written, expressed or implied with regard thereto.

22.  Headings.  Unless  otherwise  noted,  the  headings  of  sections  in  this
     --------
     Agreement are included solely for convenience of reference and will not control the meaning or the interpretation of any provisions of this Agreement.


                           [Signature page to follow]

     IN WITNESS WHEREOF, the Company has caused this Agreement to be signed by an officer pursuant to the authority of its Board, and the Employee has executed this Agreement, as of the day and year first written above.


                                         COMTEX NEWS NETWORK, INC.



                                         By: /s/ C.W. Gilluly
                                            -----------------------------------
                                            C.W. Gilluly
                                            Chairman and Chief Executive Officer



                                            /s/ E.W. "Chip" Brian, III
                                            -----------------------------------
                                            E.W. "Chip" Brian, III